                                                                       EXHIBIT 4


                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with the outstanding shares of common stock, par value $0.001 per share, of Raytel Medical Corporation, a Delaware corporation ("Raytel"), including the associated rights to purchase the Series A Preferred Stock of Raytel, and that this agreement be included as an Exhibit to such filing


         This Agreement may be executed in two or more counterparts by each of the undersigned, and each of which, taken together, shall constitute one and the same instrument.

Date:  April 12, 2002

                                   SHL TELEMEDICINE LTD.


                                   By: /s/ YARIV ALROY
                                       -----------------------------------------
                                       Name:    Yariv Alroy
                                       Title:   Co-President


                                   SHL TELEMEDICINE ACQUISITION CORP.


                                   By: /s/ YARIV ALROY
                                       -----------------------------------------
                                       Name:    Yariv Alroy
                                       Title:   Co-President


                                   SHL TELEMEDICINE INTERNATIONAL LTD.


                                   By: /s/ YARIV ALROY
                                       -----------------------------------------
                                       Name:    Yariv Alroy
                                       Title:   Co-President


                                   SHL TELEMEDICINE B.V.

                                   By: /s/ YARIV ALROY
                                       -----------------------------------------
                                       Name:    Yariv Alroy
                                       Title:   Authorized Signatory

                                   SHL TELEMEDICINE NORTH AMERICA, INC.

                                   By: /s/ YARIV ALROY
                                       -----------------------------------------
                                       Name:    Yariv Alroy
                                       Title:   Co-President